UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     June 15, 2016

VERTEX PHARMACEUTICALS INCORPORATED
(Exact name of registrant as specified in its charter)

MASSACHUSETTS (State or other jurisdiction of incorporation)	000-19319 (Commission File Number)	04-3039129 (IRS Employer Identification No.)

50 Northern Avenue
Boston, Massachusetts 02210
(Address of principal executive offices) (Zip Code)

(617) 341-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed in our proxy statement filed with the Securities Exchange Commission on April 29, 2016, following his election as a Class III Director at our annual meeting of shareholders on June 15, 2016, Joshua Boger resigned as a Class III Director and was immediately re-appointed to our board of directors as a Class I Director, with a term expiring in 2017, in order to ensure that the number of members of each class of our board of directors remains as nearly equal as possible.
Item 5.07. Submission of Matters to a Vote of Security Holders
Our annual meeting of shareholders was held on June 15, 2016. Our shareholders elected Joshua Boger, Terrence C. Kearney, Yuchun Lee and Elaine S. Ullian to serve on our board of directors until the annual meeting of shareholders to be held in 2019 (subject in the case of Joshua Boger to his resignation and re-appointment as described in Item 5.02). The tabulation of votes with respect to the election of such directors was as follows:

	For	Withheld	Non-votes
Joshua Boger	209,144,022	7,778,654	7,499,911
Terrence C. Kearney	188,460,892	28,461,784	7,499,911
Yuchun Lee	214,026,832	2,895,844	7,499,911
Elaine S. Ullian	186,856,582	30,066,094	7,499,911

In addition, our shareholders: (i) ratified the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016; (ii) approved, on an advisory basis, the compensation program for our named executive officers; (iii) approved a shareholder proposal requesting that we take steps to declassify our board of directors; (iv) did not approve a shareholder proposal requesting that we adopt a policy limiting acceleration of equity awards to senior executives upon a change of control; (v) did not approve a shareholder proposal requesting that we adopt a policy requiring that senior executives retain a percentage of their equity awards; and (vi) did not approve a shareholder proposal requesting a report assessing the feasibility of integrating sustainability into performance measures for our senior executive compensation. The tabulation of votes with respect to these proposals was as follows:

	For	Against	Abstain	Non-Votes
Ratification of our Independent Registered Public Accounting Firm	219,935,083	4,424,627	62,877	-
Advisory Vote on Executive Compensation	158,479,501	56,761,314	1,681,861	7,499,911
Shareholder Proposal on Board Declassification	208,011,542	8,815,697	95,437	7,499,911
Shareholder Proposal on Limiting Acceleration of Equity Upon a Change of Control	69,062,009	147,718,726	141,941	7,499,911
Shareholder Proposal on Equity Retention	44,314,372	172,460,395	147,909	7,499,911
Shareholder Proposal on Sustainability Report	38,276,076	167,090,996	11,555,604	7,499,911

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: June 15, 2016	/s/ Michael J. LaCascia
Michael J. LaCascia Senior Vice President and General Counsel